                                 ANNUAL REPORT
                                 -------------
                                OCTOBER 31, 2000



                                            BROKERAGE
                                            CASH
                                            RESERVES

                               PRESIDENT'S LETTER



 Dear Fellow Shareholder,
 October 31, 2000

 Thank you for investing in the Aetna Series Fund, Inc. With nearly 8,000 mutual funds available in today's market, we appreciate your confidence in us.

 The twelve months ended October, 2000 witnessed much volatility in the U.S. stock markets. For the past ten months, the major stock markets have all declined: S&P 500 Index, off 1.8%; NASDAQ Composite Index, down 17.2%; Dow Jones Industrial Average, minus 3.4%. Technology stocks in particular were hit with a sharp decline in the latter part of this 12-month period. Still, each of the indices remained in positive territory for the 12-month period, due to the exceptionally strong performance during the last two months of 1999.

 Over the course of the year, the Federal Reserve (the "Fed") continued a series of rate increases that resulted in the Fed funds rate climbing from 5.45% to 6.5% as of October 31, 2000. The impact of rising interest rates and oil prices was reflected in the U.S. Gross Domestic Product, which slowed from an 8.3% annual rate in the last quarter of 1999 to an estimated 2.7% in the third quarter of 2000. International investing was negatively affected by the spike in oil prices and the strength of the U.S. dollar versus the Euro. Nevertheless, U.S. economic and corporate earnings outlooks remained robust as this report period closed, and market breadth, i.e. the number of stocks advancing versus declining, has improved. Thus it appears that the Fed has been able to slow the economy to a sustainable growth rate.

 The Fund and its advisor, Aeltus Investment Management, Inc., continuously strive to improve products and services for the benefit of the shareholders. Here are some highlights of our recent efforts:

  . AETNA PRINCIPAL PROTECTION FUNDS II, III AND IV enjoyed successful offerings, as investors committed more than $450 million to the funds. AETNA INDEX PLUS PROTECTION FUND (offering a lower minimum investment of $5,000) is in its offering period until November 30, 2000. These funds are designed to appeal to a broad range of investors seeking downside protection with upside market potential.

  .
     On December 22, 1999, Aeltus acquired a minority equity interest in ELIJAH ASSET MANAGEMENT, LLC (EAM), a skilled manager of specialized growth and technology funds.

  . AETNA TECHNOLOGY FUND was launched on March 1, 2000. Sub-advised by EAM, the fund seeks long-term capital appreciation by investing primarily in technology-sector stocks.



 Following approval of shareholders and your Board of Directors, four funds (Aetna Mid Cap Fund, Aetna Real Estate Securities Fund, Aetna High Yield Fund and Aetna Index Plus Bond Fund) were liquidated on August 25, 2000, due to low investor interest and resultant high fund expenses.


 As 2000 draws to an end, we want to reaffirm our commitment to bring you the best of products and services. Again, we greatly appreciate and value your continued confidence in our funds and in Aeltus.

 Sincerely,

LOGO

J. Scott Fox
President
Aetna Series Fund, Inc.

 A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling
 800-238-6263, option 2. Read the prospectus carefully before investing.

TABLE OF CONTENTS

President's Letter.....................................................i
BROKERAGE CASH RESERVES:
Investment Review......................................................1
Portfolio of Investments...............................................4
Statement of Assets and Liabilities....................................6
Statement of Operations................................................7
Statements of Changes in Net Assets....................................8
Notes to Financial Statements..........................................9
Additional Information.................................................12
Financial Highlights...................................................13
Independent Auditors' Report...........................................14

LOGO

                                           Page #   Sep-99  Oct-99                          Oct-00
Brokerage Cash Reserves                     1       10,000  10,070  10,198  10,330  10,476  10,629
IBC's Money Fund Average/All Taxable Index  1       10,000  10,077  10,202  10,336  10,482  10,636

      Average Annual Total Returns
 for the Period ended October 31, 2000*
------------------------------------------
      1 Year               Inception
------------------------------------------
       5.56%                 5.44%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. **Effective April 3, 2000, the benchmark of the fund, IBC's Money Fund Average/All Taxable Index, has changed its name to the iMoneyNet All Taxable Average Index.

                            BROKERAGE CASH RESERVES

HOW DID THE FUND PERFORM DURING THE PERIOD?

Brokerage Cash Reserves shares generated a 5.56% total return, net of fund expenses, for the year ended October 31, 2000. The benchmark, iMoneyNet All Taxable Average Index(a), returned 5.54% for the same period. As of October 31, 2000, the Fund reported a 7-day yield of 5.80% with an average weighted maturity of 42 days.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The beginning of the year reflected market expectations of continued Federal Reserve ("the Fed") tightenings and higher short-term rates. As a result, the yield curve was inverted for much of this time. Volatility in the capital markets throughout the year led investors to increase their cash holdings. This incremental demand at the short end of the yield curve has caused spreads to narrow.

Recently, Treasury bond yields have declined, factoring in a slowing economy and the market expectation that no further action by the Fed will be necessary. The yield curve has become less inverted due to declines in 30-year Treasury yields and large investor demand in the three-month area of the money market curve. Expecting no additional tightening in the Fed's monetary policy for the foreseeable future, money markets have virtually removed this factor from their pricing.

                                                               See Definition of

Terms.                                                                      1

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Fund maintained an overweight position in both the floating rate and asset-backed (ABS) note sectors throughout much of the year. The Fund's overweight position in floating rate instruments enabled the Fund to quickly reflect Fed tightenings. The Fund strategically adjusted its weighted average maturity, shortening its days before anticipated Fed tightenings and lengthening at the end of June and September, in order to maximize the benefits of higher yields.

Asset-backed issuance for the second calendar quarter surged, causing spreads to widen considerably. We added numerous ABS purchases as a result. ABS spreads tightened later in the reporting period as investor demand increased in the short end. The Fund continued to add to the sector because yield pickup remained more attractive than traditional money market instruments.

WHAT IS YOUR OUTLOOK GOING FORWARD?

While Treasury yields have declined on the expectation that the Fed is done tightening, consumer demand continues to be strong, largely financed by prior stock market and housing asset inflation as well as consumer debt. Given tight labor markets, this growth is above sustainable levels under most reasonable assumptions for productivity growth. The large current account deficit provides support for our view that the dollar could weaken. Combined with high oil prices, this could cause inflation to continue to increase at the same time that growth decelerates. This scenario could cause interest rates to rise or spreads to widen.

There continues to be strong demand throughout the curve, especially in the two to six month maturity range where the supply is lighter and the yield pickup is greater. The strong bid for ABS paper should also continue, as term investors shorten up and use ABS as a cash surrogate.

Against this framework, we expect to maintain a weighted average maturity that is modestly shorter than our competitors, until technical or other factors cause market conditions to reverse and there is greater value in term paper. Despite narrower spreads, we plan on maintaining our overweight in the ABS sector, both as a means to acquire incremental yield and to provide credit quality stability.


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

QUALITY RATINGS*
Tier 1                           100.0%
Tier 2                               --


MATURITY DISTRIBUTION
 1 - 30 days                      33.8%
 31 - 60 days                     17.5%
 61 - 90 days                      7.7%
 91 - 120 days                     1.6%
121 - 180 days                     4.7%
181 - 397 days                    34.7%

*Tier 1 securities are, or are comparable to, securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security. Tier 2 securities are securities that have received the requisite rating in one of the two highest categories, but are not Tier 1.

The opinions expressed reflect those of the portfolio manager only through October 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

2 See Definition of Terms.

DEFINITION OF TERMS

(a)The iMoneyNet All Taxable Average Index (formerly the IBC Money Fund
  Average/All Taxable Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

The unmanaged index described above is not available for individual investment.

BROKERAGE CASH RESERVES
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000


                                         PRINCIPAL             VALUE
                                           AMOUNT
                                        --------------     ---------------
ASSET-BACKED SECURITIES (46.8%)
Americredit Auto Receivables Trust,
 6.89%,06/05/01 ......................  $  4,022,994        $  4,022,814
ANRC Auto Owner Trust,6.72%,08/15/01 .     8,417,267           8,417,267
Chevy Chase Auto Receivables Trust,
 6.87%,07/12/01 ......................     2,426,284           2,426,284
CIT Equipment Collateral Owner Trust,
 6.64%,06/20/01 ......................    10,946,279          10,946,279
CNH Equipment Trust,6.18%,04/09/01 ...       386,492             386,492
Conseco Finance Lease LLC,
 6.84%,08/20/01 ......................     5,985,419           5,985,419
Copelco Capital Funding LLC,
 6.51%,05/14/01.......................     4,529,895           4,529,895
Dealers Capital Acceptance Trust,
 Inc.,
 6.57%,12/26/00 ......................     5,000,000           4,949,813
Dealers Capital Access
 Trust,6.70%,11/01/00.................     8,000,000           8,000,000
DVI Receivables,6.72%,05/14/01 .......     3,113,390           3,113,390
Eureka Securitization
 Plc,6.57%,11/13/00 ++................     1,641,000           1,637,406
First Security Auto Owner Trust,
 6.77%,07/15/01 ......................     4,302,233           4,302,233
Ford Credit Auto Owner Trust,
 6.67%,06/15/01.......................     9,000,000           9,000,000
Ford Credit Auto Owner Trust,
 6.82%,03/15/01.......................     2,849,133           2,849,133
Honda Auto Receivables Owner Trust,
 6.71%,11/15/01 ......................     7,000,000           7,000,000
Huntington Auto Trust,6.32%,04/15/01 .     2,410,885           2,410,885
MMCA Auto Owner Trust 2000-1,
 6.73%,05/15/01 ......................    10,030,052          10,030,052
Navistar Financial
 Owner,6.73%,11/15/01 # ..............     8,000,000           8,000,000
Onyx Acceptance Owner Trust,
 6.41%,05/15/01 ......................     1,633,012           1,633,012
Onyx Acceptance Owner Trust 2000-B
 Class A-1,6.79%,08/15/01 ............     2,508,241           2,508,241
Orix Credit Alliance Owner Trust,
 6.24%,03/15/01 ......................     1,272,543           1,272,543
Orix Credit Alliance Receivables Trust
 2000-A,6.76%,09/15/01................    12,234,975          12,235,466
Racers Series 2000mm,6.64%,05/30/01 ++    10,000,000           9,998,470
Summit Acceptance Auto,6.45%,05/15/01
 ++...................................     2,192,822           2,192,822
Syndicated Loan Funding Trust,
 6.77%,03/15/01 ++ ...................     3,000,000           3,000,000
Textron Financial Corp.,6.67%,10/15/01
 ++...................................     3,389,684           3,389,684
Variable Funding
 Capital,6.65%,11/01/00 ++ ...........    13,000,000          13,000,000
TOTAL ASSET-BACKED SECURITIES                                147,237,600
                                                           ---------------
COMMERCIAL PAPER - DOMESTIC (18.5%)
Block Financial Corp.,6.62%,11/30/00
 ++...................................     6,000,000           5,968,003
Countrywide Home Loans,6.73%,11/01/00      3,000,000           3,000,000
PHH Corp.,6.80%,11/01/00 .............     4,000,000           4,000,000
PHH Corp.,6.70%,12/14/00 .............     9,000,000           8,927,975
Popular North America
 Inc.,6.70%,11/21/00..................     5,000,000           4,981,389
Torchmark Corp.,6.60%,12/14/00 .......     1,500,000           1,488,175
Torchmark Corp.,6.55%,12/12/00 .......     5,000,000           4,962,701
                                         PRINCIPAL             VALUE
                                           AMOUNT
                                        --------------     ---------------
COMMERCIAL PAPER - DOMESTIC (CONTINUED)
Washington Mutual Financial Corp.,
 6.75%,01/24/01 ++ ...................  $  4,000,000        $  3,937,000
Wheels Inc.,6.65%,11/07/00 + *........    13,000,000          12,985,592
Wood Street Funding
 Corp.,6.51%,11/03/00 ++ .............     8,084,000           8,081,072
TOTAL COMMERCIAL PAPER - DOMESTIC                             58,331,907
                                                           ---------------
CORPORATE NOTES (11.1%)
Bank One Corp.,6.93%,01/16/01 ........    10,000,000          10,002,039
Countrywide Home Loans, Inc.,
 6.75%,09/05/01 ......................    10,000,000           9,996,855
Eaton Corp.,6.58%,11/14/00 ++ ........     5,000,000           4,988,119
Vodafone AirTouch Plc,6.76%,06/05/01
 ++...................................    10,000,000          10,000,000
TOTAL CORPORATE NOTES                                         34,987,013
                                                           ---------------
AGENCY OBLIGATIONS (4.2%)
Student Loan Marketing Assoc.,
 6.82%,11/13/00-02/01/01 .............    10,500,000          10,501,622
Student Loan Marketing Assoc.,
 6.85%,03/23/01 ......................     2,700,000           2,701,173
TOTAL AGENCY OBLIGATIONS                                      13,202,795
                                                           ---------------
MEDIUM-TERM NOTES - DOMESTIC (12.0%)
American Express Centurion Bank,
 6.59%,10/16/01 ......................     5,000,000           5,000,000
Associates Corp. N.A.,6.65%,10/01/01
 ++ ..................................     4,000,000           4,000,000
Associates Corp. N.A.,6.66%,10/01/01
 ++...................................     4,000,000           4,000,000
Ciesco LP,6.59%,10/15/01 .............     7,000,000           7,000,000
Lehman Brothers Holdings Inc,
 6.87%,09/04/01 ......................     4,400,000           4,407,221
Lehman Brothers Holdings Inc.,
 7.09%,11/06/00 ......................     3,000,000           3,000,130
Pacific Gas & Electric
 Co.,7.06%,10/31/01 ++ ...............     3,300,000           3,300,000
Popular North America
 Inc.,6.75%,08/09/01..................     2,000,000           1,994,626
Washington Mutual Financial Corp.,
 5.88%,02/27/01 ++ ...................     5,000,000           4,983,962
TOTAL MEDIUM-TERM NOTES - DOMESTIC                            37,685,939
                                                           ---------------
MEDIUM-TERM NOTES - FOREIGN (5.6%)
Republic of Argentina,Zero
 Coupon,04/15/01......................     8,000,000           7,760,645
Unilever NV,6.79%,07/15/01 ...........    10,000,000           9,998,512
TOTAL MEDIUM-TERM NOTES - FOREIGN                             17,759,157
                                                           ---------------
TOTAL INVESTMENTS
 (COST $309,204,411)(A)                                      309,204,411
OTHER ASSETS LESS LIABILITIES                                  5,731,735
                                                           ---------------
TOTAL NET ASSETS                                            $314,936,146
                                                           ---------------




4 See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes is identical.
There were no unrealized gains or losses as of October 31, 2000.


# When-issued or delayed delivery security.
+ Restricted security.  This security has been determined to be illiquid under guidelines established by the Board of Directors.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
* Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 2000.

Acquisition date and cost of illiquid securities at October 31, 2000 is shown below:
                                       ACQUISITION
                                           DATE                   COST
                                   --------------------  ----------------------
Wheels Inc., 6.65%, 11/07/00.....        10/06/00             $12,985,592
                                                         ================


The market value of the total illiquid securities above is $12,985,592 which represents 4.12% of the total net assets.

Category percentages are based on net assets.

     See Notes to Financial Statements.                                        5

BROKERAGE CASH RESERVES
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000



ASSETS:
Investments, at value ........................................   $309,204,411
Receivable for:
 Dividends and interest ......................................      1,082,874
 Investments sold ............................................     16,200,121
 Reimbursement from Investment Adviser .......................        159,006
Prepaid expenses .............................................          3,403
                                                                 ------------
     Total assets ............................................    326,649,815
                                                                 ------------
LIABILITIES:
Payable for:
 Investments purchased .......................................     11,300,000
Investment advisory fees .....................................         50,555
Administration service fees ..................................         25,278
Service fees .................................................         37,916
Custodian fees ...............................................            805
Other liabilities ............................................        299,115
                                                                 ------------
     Total liabilities .......................................     11,713,669
                                                                 ------------
      NET ASSETS .............................................   $314,936,146
                                                                 ============
NET ASSETS REPRESENTED BY:
Paid-in capital ..............................................   $315,293,707
Undistributed net investment income..........................          35,599
Accumulated net realized loss on investments .................       (393,160)
                                                                 ------------
      NET ASSETS .............................................   $314,936,146
                                                                 ============
CAPITAL SHARES, $.001 PAR VALUE:
Outstanding ..................................................    315,293,707
Net Assets ...................................................   $314,936,146
Net asset value, offering and redemption price per share (net
 assets divided by shares outstanding) .......................   $       1.00

Cost of investments ..........................................   $309,204,411



6 See Notes to Financial Statements.

BROKERAGE CASH RESERVES
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000



INVESTMENT INCOME:
Interest ......................................................   $20,277,940
                                                                  -----------
     Total investment income ..................................    20,277,940
                                                                  -----------
INVESTMENT EXPENSES:
Investment advisory fees ......................................       633,835
Administrative services fees ..................................       316,918
Distribution Plan and shareholder services fees ...............     2,059,964
Printing and postage fees .....................................        21,159
Custody fees ..................................................        11,654
Transfer agent fees ...........................................       156,830
Audit fees ....................................................        26,397
Directors' fees ...............................................         6,790
Registration fees .............................................         1,612
Miscellaneous expenses ........................................        20,479
                                                                  -----------
Expenses before reimbursement and waiver from Investment
 Adviser.......................................................     3,255,638
Expense reimbursement and waiver from Investment Adviser ......      (242,526)
                                                                  -----------
     Net investment expenses ..................................     3,013,112
                                                                  -----------
Net investment income .........................................    17,264,828
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..................................................      (393,160)
                                                                  -----------
     Net realized loss on investments .........................      (393,160)
                                                                  -----------
Net increase in net assets resulting from operations ..........   $16,871,668
                                                                  ===========



     See Notes to Financial Statements.                                        7

BROKERAGE CASH RESERVES
STATEMENTS OF CHANGES IN NET ASSETS





                                                                PERIOD FROM
                                                             SEPTEMBER 7, 1999
                                                               (COMMENCEMENT
                                             YEAR ENDED      OF OPERATIONS) TO
                                          OCTOBER 31, 2000   OCTOBER 31, 1999
                                          ----------------   -----------------
FROM OPERATIONS:
Net investment income ..................  $17,264,828       $1,859,345
Net realized loss on investments........  (393,160)         --

 Net increase in net assets resulting     16,871,668        1,859,345
 from operations........................
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.............  (17,229,229)      (1,859,345)

 Decrease in net assets from              (17,229,229)      (1,859,345)
 distributions to shareholders..........
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold..............  250,504,678       304,691,306
 Net asset value of shares issued upon
  reinvestment of distributions.........  17,230,481        1,859,488
 Payments for shares redeemed...........  (230,052,872)     (28,939,374)

 Net increase in net assets from fund     37,682,287        277,611,420
 share transactions.....................
Net change in net assets................  37,324,726        277,611,420
NET ASSETS:
Beginning of period.....................  277,611,420       --

End of period...........................  $314,936,146      $277,611,420

End of period net assets includes         $35,599           $--
 undistributed net investment income....
SHARE TRANSACTIONS:
 Number of shares sold..................  250,504,678       304,691,306
 Number of shares issued upon
  reinvestment of distributions.........  17,230,481        1,859,488
 Number of shares redeemed..............  (230,052,872)     (28,939,374)

 Net increase...........................  37,682,287        277,611,420




8 See Notes to Financial Statements.

BROKERAGE CASH RESERVES
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000
1. ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers Brokerage Cash Reserves (Fund). Shares in the Fund were first made available to the public on September 7, 1999. The Fund seeks to provide high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to the Fund. Aeltus Capital, Inc. (ACI) is the Fund's principal underwriter. Aeltus and ACI are indirect wholly owned subsidiaries of Aetna Inc. (Aetna).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Fund have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

The Fund, as permitted by Rule 2a-7 under the Act, carries all investments at amortized cost, which approximates market value.

B. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Fund will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

C. DELAYED DELIVERY TRANSACTIONS

The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

BROKERAGE CASH RESERVES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000
D. FEDERAL INCOME TAXES

The Fund intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, the Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, the Fund will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal income taxes.

E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

F. OTHER

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security.

3. INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

The Fund pays Aeltus an investment advisory fee at an annual rate of 0.20% of the average daily net assets.

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. The Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

The Company has adopted a Shareholder Services Plan for the Fund. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.15% of the average daily net assets of the Fund. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act. The Distribution Plan provides for payments to ACI at an annual rate of 0.50% of the average daily net assets.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2000 to reimburse the Fund for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase the Fund's yield and total return. Actual expenses for the year ended October 31, 2000 were at contractual limits. Actual expense ratios are included in the Financial Highlights.

5. AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 15 billion shares. Of those 15 billion shares, 1 billion shares have been designated to the Fund.

6. CAPITAL LOSS CARRYFORWARDS

As of October 31, 2000, the Fund had a capital loss carryforward of $393,160. This capital loss carryforward may be used to offset future capital gains until October 31, 2008, at which time the carryforward will expire. It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforward.

BROKERAGE CASH RESERVES
ADDITIONAL INFORMATION
OCTOBER 31, 2000
1. SHAREHOLDER MEETING (UNAUDITED)

The shareholders of Aetna Inc. (Aetna), of which Aeltus was an indirect wholly-owned subsidiary, voted in favor of a proposal to sell certain of Aetna's businesses, including Aeltus, to ING Groep N.V. (ING), an integrated financial services provider. Consummation of the transaction has resulted in Aeltus becoming an indirect wholly-owned subsidiary of ING in December 2000.

Under the Act, the transaction resulted in a change in control of Aeltus and therefore, constituted an assignment of the Company's investment advisory agreements. Consequently, Aeltus received approval of new investment advisory agreements from the Board and the shareholders of each Fund. The results of the shareholder meeting held on November 22, 2000, are as follows:

A. ELECTION OF DIRECTORS
The following individuals were elected to serve as Directors of the Company. Every individual named served as a Director prior to this election and there are no other individuals currently serving as Directors of the Company.


                           NUMBER OF                % OF VOTES
                                              -------------------------
                         SHARES VOTING        CAST FOR        WITHHELD
                        -----------------     ----------     ----------
Albert E. DePrince Jr.
                        695,450,143.647       95.737%          4.263%
Maria T. Fighetti
                        695,450,143.647       95.658%          4.342%
J. Scott Fox
                        695,450,143.647       95.644%          4.356%
David L. Grove
                        695,450,143.647       95.539%          4.461%
John Y. Kim
                        695,450,143.647       95.641%          4.359%
Sidney Koch
                        695,450,143.647       95.652%          4.348%
Corine T. Norgaard
                        695,450,143.647       95.628%          4.372%
Richard G. Scheide
                        695,450,143.647       95.610%          4.390%


B. APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
Shareholders in each Fund voted to approve a new Investment Advisory Agreement (Agreement) between each Fund and Aeltus. The Agreement reflects the acquisition of the financial services and international businesses of Aetna, of which Aeltus is an indirect wholly-owned subsidiary, by ING, with no change in advisory fees payable to Aeltus.

                           NUMBER OF                          % OF VOTES
                                              --------------------------------------------
                         SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                        -----------------     ----------     --------------     ----------
Brokerage Cash
Reserves                304,753,572.800       98.784%           0.691%            0.525%



C. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
Shareholders of all the Funds of the Company approved the selection of KPMG LLP as independent auditors for all of the Funds for the fiscal year ending October 31, 2001.

                      NUMBER OF                          % OF VOTES
                                         --------------------------------------------
                    SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                   -----------------     ----------     --------------     ----------
KPMG LLP
                   695,450,143.647       94.875%           1.199%            3.926%

FINANCIAL HIGHLIGHTS
BROKERAGE CASH RESERVES
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                            SEPTEMBER 7, 1999
                                                              (COMMENCEMENT
                                           YEAR ENDED        OF OPERATIONS)
                                        OCTOBER 31, 2000   TO OCTOBER 31, 1999
                                        ----------------   -------------------

Net asset value, beginning of period .     $   1.00           $   1.00
                                           --------           --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...............         0.05++             0.01+
                                           --------           --------
   Total income from investment
    operations........................         0.05               0.01
                                           --------           --------
LESS DISTRIBUTIONS:
 From net investment income ..........        (0.05)             (0.01)
                                           --------           --------
   Total distributions ...............        (0.05)             (0.01)
                                           --------           --------
Net asset value, end of period .......     $   1.00           $   1.00
                                           ========           ========

Total return .........................         5.56%              0.70%
Net assets, end of period (000's) ....     $314,936           $277,611
Ratio of net investment expenses to
 average net assets ..................         0.95%              0.95%(1)
Ratio of net investment income to
 average net assets ..................         5.45%              4.62%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets ....         5.37%              1.22%(1)



(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        13

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Aetna Brokerage Cash Reserves, a series of Aetna Series Fund, Inc. (the Fund), including the portfolio of investments as of October 31, 2000, and the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for the year then ended and the period from September 7, 1999 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian.
 As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Brokerage Cash Reserves as of October 31, 2000, the results of its operations, changes in its net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



Hartford, Connecticut
December 8, 2000





14

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                                                                 P171ANN (10/00)